UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 4, 2026

Date of Report (Date of earliest event reported)

DELEK LOGISTICS PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35721	45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)

(615) 771-6701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 4, 2026, Delek Logistics Partners, LP, a Delaware limited partnership (the “Partnership”), issued a press release announcing that the Partnership and Delek Logistics Finance Corp., a Delaware corporation and wholly-owned subsidiary of the Partnership (together with the Partnership, the “Issuers”) commenced a tender offer for any and all of the Issuers’ outstanding 7.125% Senior Notes due 2028. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Furnished herewith as Exhibit 99.2 is certain information (the “Information”) related to the Partnership’s leverage ratio that the Partnership expects to present to certain potential investors in connection with the Private Offering (as defined below).

The information provided in this Item 7.01, including Exhibits 99.1 and 99.2, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Note on Forward-Looking Statements

The Information contains “forward-looking statements,” including long-term target metrics that are subject to risks and uncertainties, and actual results might differ materially. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Partnership’s control. The Partnership’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, market risks and uncertainties. These and other potential risks and uncertainties that could cause actual results to differ from the target metrics are more fully detailed in the Partnership’s filings and reports with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K for the year ended December 31, 2025, the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 and other reports and filings with the SEC.

Item 8.01	Other Events.

On May 4, 2026, the Partnership issued a press release in accordance with Rule 135(c) under the Securities Act of 1933, as amended, announcing that, subject to market and other conditions, the Issuers, intend to offer for sale $800 million in aggregate principal amount of new senior notes due 2034 in a private offering (the “Private Offering”) to eligible purchasers that is exempt from registration under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press releases attached hereto as Exhibits 99.1 and 99.3 constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of Delek Logistics Partners, LP, dated May 4, 2026 (tender offer for 7.125% Senior Notes due 2028).

99.2	Certain Information Related to the Partnership’s Leverage Ratio, dated May 2026

99.3	Press release of Delek Logistics Partners, LP, dated May 4, 2026 (offering of senior notes due 2034).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2026	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Robert Wright
	Name:	Robert Wright
	Title:	Executive Vice President, Chief Financial Officer of DKL (Principal Financial Officer)